SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K/A-3



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 18, 1996


                        BEACON PROPERTIES CORPORATION
            (Exact name of Registrant as specified in its Charter)

                                   Maryland
                           (State of Incorporation)

                   1-12926                                    04-3224258
           (Commission File Number)                   (IRS Employer Id. Number)

               50 Rowes Wharf
            Boston, Massachusetts                               02110
   (Address of principal executive offices)                   (Zip Code)

                                (617) 330-1400
             (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits
    (c) Exhibits

   *2.1 Purchase and Sale Agreement between LaSalle Fund II and Beacon
        Properties, L.P., dated as of September 20, 1996.

   *2.2 First Amendment to Purchase and Sale Agreement between LaSalle Fund II and Beacon Properties, L.P., dated October 2, 1996.

   *2.3 Purchase and Sale Contract between New England Executive Park Limited
        Partnership, et al and Beacon Properties, L.P., dated as of November 1, 1996.

    2.4 Agreement of Purchase and Sale and Joint Escrow Instructions between 10960 Property Corporation and Beacon Properties, L.P. dated October 3, 1996.

   *23.1 Consent of Coopers & Lybrand, L.L.P., Independent Accountants.

__________
*Previously filed as part of this Form 8-K, as amended.



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

                        BEACON PROPERTIES CORPORATION

                                  SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BEACON PROPERTIES CORPORATION

                                            /s/ Robert J. Perriello

                                            Robert J. Perriello,
                                            Senior Vice President,
                                            and Chief Financial Officer

Date: December 2, 1996